                                                                    EXHIBIT 10.6
                     AMENDED AND RESTATED VOTING AGREEMENT

    This Amended and Restated Voting (this "Agreement") is entered into as of December 21, 1998 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster, Nola E. Masterson and Robert E. Patterson (the "Founders"); TVM Techno Venture Enterprises No. II Limited Partnership, TVM Intertech Limited Partnership, TVM Zweite Beteiligung-U.S. Limited Partnership, TVM Eurotech Limited Partnership, TVM Techno Venture Investors No. 1 Limited Partnership and KBL Founder Ventures SCA (the "Original Investors"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"); the holders (the "Series C Investors") of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"); and the purchasers of shares of the Corporation's Series D Convertible Preferred Stock, $.001 par value per share ("Series D Preferred Stock"), pursuant to the Series D Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of the date hereof, including any Additional Investors as defined in the Purchase Agreement (all such purchasers of Series D Preferred Stock under the Purchase Agreement being referred to as the "Investors," and all such Founders, Original Investors, Series B Investors, Series C Investors and Investors being referred to as the "Stockholders").

                                   AGREEMENT
                                   ---------

    In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.  Board of Directors.  The Stockholders agree to vote all shares of the
    ------------------
Corporation's Common Stock, $.001 par value per share ("Common Stock"), Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class of voting security of the Corporation (the "Shares") now or hereafter owned or controlled by them, and otherwise to use their respective best efforts as stockholders of the Corporation, to set the number of directors of the Corporation at five and to elect as directors, on the date of this Agreement and in any subsequent election of directors of the Corporation:

    (a)  one person designated by the Founders;

    (b)  one person designated by the Original Investors;

    (c) one person designated by either (i) GLS LP Investment III Limited ("GLS") for so long as GLS holds at least 793,650 shares of Series C Preferred Stock, or (ii) the holders of a majority of the Series C Preferred Stock if GLS holds less than 793,650 shares of Series C Preferred Stock; and

    (d) two persons who are not employees of the Corporation (the "Independent Directors"), who have experience in the Corporation's industry and who are reasonably acceptable to a majority of the other directors.

    Any person or entity or group of persons or entities entitled to make a director designation hereunder (a "Designating Party") shall furnish written notice to the Corporation at least 30 days prior to any election of directors of its director-designee or director-designees and the Corporation shall furnish written notice thereof to the Stockholders at least 10 days prior to any such election of directors. In the absence of such notice, the director-designee or director-designees of such Designating Party then serving and previously designated shall be reelected if still eligible to serve as provided herein. In the event that any Designating Party that is a group of Stockholders cannot agree upon a director-designee, the identity of the director-designee of such Designating Party shall be determined by a plurality in voting power of the outstanding capital stock of the Corporation held by the Stockholders constituting such Designating Party.

    This Agreement is not intended, and shall not be construed, to confer upon any person designated hereunder for election to the Board of Directors any right to serve or to continue to serve in such capacity. Any Designating Party may, at any time, determine to remove its then-current director-designee and designate another person for election to the Board of Directors in place of the person then serving as the director-designee of such Designating Party. In the event any such determination is made, the Stockholders shall promptly vote to remove the director-designee of such Designating Party then serving, and to elect as a director the replacement director-designee of such Designating Party.

    At any time a majority of the directors other than the Independent
Directors may determine to remove any Independent Director from the Board of Directors and designate another person for election to the Board of Directors in place of the person then serving as such Independent Director. In the event any such determination is made, the Stockholders shall promptly vote to remove the applicable Independent Director and to elect as a director the replacement Independent Director-designee.

    Any vacancy on the Board of Directors created by the resignation, removal, incapacity, or death of any person designated under this Section 1 shall be filled by another person designated by the original Designating Party. The Stockholders shall vote their respective Shares in accordance with such new designation, and any such vacancy shall not be filled in the absence of a new designation by the original Designating Party.

    This Section 1 shall terminate and be of no further force and effect upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the aggregate gross proceeds to the Corporation from such offering are not less than $20,000,000 and the offering price per share is not less than $10.00, appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event.

    In the event that any Designating Party (or its or their respective partners, stockholders and affiliates) owns, in the aggregate, fewer than 200,000 shares of the Corporation's Common Stock, subject to adjustment for stock splits, stock dividends, combinations of shares and similar events, such Designating Party's right to make designations under this Section 1 shall terminate, and the obligation of the other parties under this Section 1 to vote for any members of the Board of Directors designated by such Designating Party shall terminate, but all other obligations of all parties hereunder shall continue unless otherwise terminated. For purposes of this paragraph, in determining the number of shares of Common Stock owned by a Designating Party, ownership by such Designating Party of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be deemed to be ownership by it of that number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are convertible.

2.  Director Indemnification.  In the event that any director contemplated by
    ------------------------
this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Corporation pursuant to its Certificate of Incorporation, By-Laws or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the expenses of such representation shall be reimbursed by the Corporation to the extent provided in or authorized by said Certificate of Incorporation or other provision and permitted by applicable law.

    The Corporation and the Stockholders agree not to take any action to amend any provision of the Certificate of Incorporation or By-Laws of the Corporation relating to indemnification of directors, as presently in effect, without the prior written consent of holders of at least two-thirds in voting power of the Shares held by Founders, Original Investors, Series B Investors, Series C Investors and the Investors, voting together as a single class.

3.  Accession.  Any Additional Investors as defined in the Purchase Agreement
    ---------
shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" and a "Stockholder" for all purposes of this Agreement.

4.  Notices.  All notices, requests, consents and other communications hereunder
    -------
to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties), by fax, or by DHL, Federal Express or any other internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

         (i)   if to the Corporation, to:

               Sequenom, Inc.
               11555 Sorrento Valley Road, Suite C
               San Diego, CA 92121
               Attention:  President
               Fax: (619) 350-0344

         (ii)  with a copy to:

               John A. Denniston, Esq.
               Brobeck, Phleger & Harrison LLP
               550 West C Street, Suite 1300
               San Diego, CA 92101
               Fax: (619) 234-3848

         (iii) if to the Stockholders, to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

5.  Assignment; Binding Effect.  No Designating Party may assign its or their
    --------------------------
rights hereunder.  Subject to termination or partial termination as provided in
Section 1, this Agreement shall be binding on the parties hereto and their respective legal representatives, successors and permitted assigns and on the transferees of any Shares now owned or hereafter acquired by them.

6.  Entire Agreement; Amendment and Waiver.  This Agreement contains the sole
    --------------------------------------
and entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations, commitments, agreements and understandings heretofore had among any of them with respect thereto. Without limiting the generality of the foregoing, this Agreement amends and restates the Voting Agreement among the Corporation, the Founders, the Original Investors, the Series B Investors and the Series C Investors dated as of May 8, 1997, as amended as of January 12, 1998, which shall no longer have any force or effect. This Agreement may not be changed or terminated or any performance or condition waived, in whole or in part, except by the written agreement of the Corporation and Stockholders or transferees of their rights hereunder holding at least two-thirds in voting power of the Shares held by the Founders, two-thirds in voting power of the Shares held by the Original Investors, two-thirds in voting power of the Shares held by the Series B Investors, two-thirds in voting power of the Shares held by the Series C Investors, and two-thirds in voting power of the Shares held by the Investors. A waiver on one occasion shall not constitute a waiver on any further occasion.

7.  Counterparts.  This Agreement may be executed in more than one counterpart,
    ------------
each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument. Any such counterpart may contain one or more signature pages.

8.  Applicable Law.  This Agreement shall be governed by, and construed and
    --------------
enforced in accordance with, the substantive laws of the State of California, without regard to its principles of conflicts of laws.

9.  Legend.  Each certificate for Shares shall bear a legend stating in
    ------
substance as follows, and each of the Stockholders shall cause its certificates to be so legended promptly after the execution and delivery of this Agreement:

    The shares of stock represented by this certificate are subject to the terms and provisions of a Voting Agreement among the Corporation and certain stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement to the holder hereof upon written request and without charge.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

                              SEQUENOM, INC.

                              By:   /s/ Hubert Koster
                                    -----------------
                                    Its President

FOUNDERS:

                              /s/ Hubert Koster
                              -----------------------
                              Hubert Koster

                              /s/ Nola E. Masterson
                              -----------------------
                              Nola E. Masterson

                              /s/ Robert E. Patterson
                              -----------------------
                              Robert E. Patterson


ORIGINAL INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer

                              TVM INTERTECH LIMITED
                              PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:   /s/ illegible
                                    -------------------
                                    General Partner


                              KBL FOUNDER VENTURES SCA

                              By:
                                    -------------------
                              Its:

SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  /s/ Treasurer
                                    -------------------


                              TVM INTERTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its General Partner

                              By:   TVM Management LLC
                                     its General Partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:   /s/ illegible
                                    -------------------
                                    General Partner


                              KBL FOUNDER VENTURES SCA

                              By:   /s/ illegible        /s/ illegible
                                    -------------------  --------------------
                              Its:  Director             Director


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              ALPINVEST INTERNATIONAL B.V.

                              By:   /s/ illegible
                                    -------------------
                              Its:  authorized signature


                              BOSTON UNIVERSITY NOMINEE PARTNERSHIP

                              By:
                                    -------------------
                                    General Partner



                              -------------------------
                              Gerald E. Coughlan



                              -------------------------
                              Charles P. Floe


                              /s/ Hellmut Kirchner
                              -------------------------
                              Hellmut Kirchner



                              -------------------------
                              Herwig Brunner



                              -------------------------
                              Franz A. Wirtz



                              -------------------------
                              Hannemarie Wirtz


                              /s/ Hubert Koster
                              -------------------------
                              Hubert Koster


                              /s/ Ernst-Gunter Afting
                              -------------------------
                              Ernst-Gunter Afting

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              SVE STAR VENTURES
                              ENTERPRISES NO. III GbR,
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    -------------------
                                    Managing Partner


                              SVE STAR VENTURES
                              ENTERPRISES NO. IIIa GbR,
                              A GERMAN CIVIL LAW
                              PARTNERSHIP (with limitation of
                              liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    -------------------
                                    Managing Partner


                              SVE STAR VENTURES
                              MANAGEMENTGESELLSCHAFT MBH
                              Nr. 3 & CO. BETEILIGUNGS KG

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    -------------------
                                    Managing Partner


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

SERIES C INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner

                              By:   TVM Management LLC
                                     its general partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM INTERTECH
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner

                              By:   TVM Management LLC
                                     its general partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner

                              By:   TVM Management LLC
                                     its general partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              TVM EUROTECH
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                     its general partner

                              By:   TVM Management LLC
                                     its general partner

                              By:   /s/ illegible
                                    -------------------
                              Its:  Treasurer


                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:   /s/ illegible
                                    -------------------
                                    General Partner


                              KBL FOUNDER VENTURES SCA

                              By:   /s/ illegible        /s/ illegible
                                    -------------------  -------------------
                              Its:  Director             Director


                              ALPINVEST INTERNATIONAL B.V.

                              By:   /s/ illegible
                                    -------------------
                              Its:  authorized signature


                              /s/ Hellmut Kirchner
                              -------------------------
                              Hellmut Kirchner


                              /s/ Hellmut Kirchner
                              --------------------
                              Hellmut Kirchner as Trustee

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              -------------------------
                              Franz A. Wirtz


                              -------------------------
                              Hannemarie Wirtz


                              GLS LP INVESTMENT III LIMITED

                              By:   /s/ L. S. McNairn
                                    -------------------
                              Its:  Director


                              KLEINWORT BENSON LIMITED

                              By:   /s/ illegible
                                    -------------------
                              Its:  Director


                              LOMBARD ODIER & CIE

                              By:   /s/ Michaela Troyanov     /s/ A. Plattet
                                    ---------------------     ------------------
                                    Assistant Vice President  Vice President


                              MERIFIN CAPITAL N.V.

                              By:
                                    --------------------
                              Its:


                              S.R. ONE, LIMITED

                              By:   /s/ illegible
                                    -------------------
                              Its:  Vice President

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG

                              By: SVM Star Ventures Managementgesellchaft mbH Nr. 3

                              By:   /s/ illegible
                                    -------------------
                                    Managing Partner


                              SVE STAR VENTURES ENTERPRISES
                              NO. IIIA, a German Civil Law Partnership (with limitation of liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    -------------------
                                    Managing Partner


                              SVE STAR VENTURES ENTERPRISES
                              NO. III, a German Civil Law Partnership (with limitation of liability)

                              By:   SVM Star Ventures
                                    Managementgesellschaft mbH Nr. 3

                              By:   /s/ illegible
                                    -------------------
                                    Managing Partner


                              TBG-TECHNOLOGIE-
                              BETEILIGUNGSGESELLSCHAFT MBH
                              DER DEUTSCHEN AUSGLEICHSBANK

                              By:   /s/ illegible      /s/ illegible
                                    ------------------ ------------------
                              Its:  General Manager    Authorized Representative


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.


                              Alpinvest International B.V.
                              ----------------------------
                              (Print name)

                              By:/s/ illegible           /s/ illegible
                                 ----------------------  ---------------------
                              Title:   Authorized Signatories
                              Address: Gooimeer 3, P.O. Box 5073
                                       1410 AB Naarden
                                       The Netherlands

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              KBL FOUNDER VENTURES SCA

                              By: /s/ illegible             /s/ illegible
                                 ----------------------     --------------------
                              Title:   Director             Director
                              Address: 43 Boulevard Royal
                                       L - 2955 Luxembourg

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              S. R. ONE, LIMITED
                              ------------------
                              (Print name)

                              By: /s/ illegible
                                 ----------------------
                              Title:   Vice President
                              Address: Four Tower Bridge - Suite 250
                                       200 Barr Harbor Drive
                                       West Conshohocken
                                       PA 19428

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              KREDIETBANK S.A. LUXEMBOURGEISE AS NOMINEE FOR KB LUX VENTURE CAPITAL FUND (illegible)

                              By: /s/ illegible            /s/ illegible
                                 ----------------------    --------------------
                              Title:   Manager             General Manager
                              Address: 43 Boulevard Royal
                                       L - 2955 Luxembourg

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              TVM EUROTECH LIMITED PARTNERSHIP

                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner

                              By: /s/ illegible
                                 ----------------------
                              Title:   Treasurer
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.


                              TVM TECHNO VENTURE ENTERPRISES NO. II LIMITED PARTNERSHIP

                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner

                              By:/s/ illegible
                                 ----------------------
                              Title:   Treasurer
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.


                              TVM INTERTECH LIMITED PARTNERSHIP

                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner

                              By: /s/ illegible
                                 ----------------------
                              Title:   Treasurer
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.


                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:/s/ illegible
                                 ----------------------
                              Title:  General Partner
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.


                              TVM ZWEITE BETEILIGUNG-US LIMITED PARTNERSHIP

                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner

                              By: /s/ illegible
                                 ----------------------
                              Title: Treasurer
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.


                              -------------------------
                              (Print name)

                              By: /s/ illegible
                                  ---------------------
                              Title:
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              ERIK HORNNAESS
                              --------------
                              (Print name)

                              By: ERIK HORNNAESS
                                 ---------------
                              Title: Retired
                              Address: Parkstrasse 75
                                       65191 Weisbaden 75
                                       Germany

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              H. KIRCHNER
                              -------------------------
                              (Print name)

                              By:/s/ illegible
                                 ----------------------
                              Title: Man. Dir.
                              Address: Martelsgrasen 2
                                       D - 82327 (illegible)

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              TVM MEDICAL VENTURES

                              By: /s/ illegible          /s/ illegible
                                 ----------------------  --------------------
                              Title: Managing Partner    CFO
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              GLS LP INVESTMENT III LIMITED
                              -----------------------------
                              (Print name)

                              By: /s/ L. S. McNairn
                                  -------------------------
                              Title: Director
                              Address: Barfield House
                                       St. Julian's Avenue
                                       St. Peter Port Guernsey
                                       GY1 3QL

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              HASPA Beteiligungsgesellscaft fuer den Mittelstand mbH

                              Joerg Wohlers              Dr. Juergen Wagenmann
                              -------------------------  -----------------------
                              (Print name)

                              By: /s/ illegible          /s/ illegible
                                 ----------------------  -----------------------
                              Title: Managing Director   Managing Director
                              Address: 20454 Hamburg
                                       Germany

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              RESIDENTIE PARTICIPATIES IV CV
                              ------------------------------
                              (Print name)

                              By: /s/ illegible
                                 ----------------------
                              Title: Managing Director
                              Address: illegible

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              illegible
                              -------------------------
                              (Print name)

                              By:/s/ illegible
                                 ----------------------
                              Title: Director
                              Address:

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              DB UK FINACE PLC
                              -------------------------
                              (Print name)

                              By:/s/ illegible
                                 ----------------------
                              Title: Director

                              By:/s/ illegible
                                 ----------------------
                              Title: Director
                              Address: 6 Bishopsgate
                                       London EC2N 4DA
                                       U.K.

                                SEQUENOM, INC.
                               Voting Agreement

                            Investor Signature Page
                            -----------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

    EXECUTED this 21st day of December, 1998.

                              Prof. Dr. med. Dr. rer. nat.
                              Ernst-Gunter Afting
                              ----------------------------
                              (Print name)

                              By:/s/ illegible
                                 -------------------------
                              Title:
                              Address:

      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                      Exhibit A
                                                                      ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this 13 day of January, 1999.

                              Alafi Capital Co.
                              -------------------------
                              (Print name)

                              By:/s/ illegible
                                 ----------------------
                              Title: General Partner
                              Address: P.O. Box 7338 Berkley CA 94707


      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this 19 day of January, 1999.

                              Matthew J. Burns
                              Assistant Treasurer
                              Boston University
                              Trustee of Boston University
                              ----------------------------
                              (Print name)

                              By: /s/ illegible
                                 ----------------------
                              Title: Assistant Treasurer
                              Address: c/o Community Technology Fund
                                       108 Bay State Road
                                       Boston, MA 02215

      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this 22 day of Feb., 1999.

                              Harry A. Collins
                              -------------------------
                              (Print name)

                              By:/s/ illegible
                                 ----------------------
                              Title: Chairman of Board
                              Address: 11750 Sorrento Valley Road
                                       San Diego, CA 92121

      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this 19 day of Feb., 1999.

                              E. Tyler Miller
                              -------------------------
                              (Print name)

                              By: /s/ illegible
                                 ----------------------
                              Title: Vice Chairman
                              Address: 11750 Sorrento Valley Road
                                       San Diego, CA 92121

      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this ____ day of _________________, 1999.

                              Florean W.J. Hom
                              -------------------------
                              (Print name)

                              By: /s/ illegible
                                 ----------------------
                              Title: CIO at Value Management Research Ag
                              Address:


      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this 22 day of February, 1999.

                              /s/ illegible
                              -------------------------
                              (Print name)
                              Vertex Technology Fund Ltd

                              By: Koh Soo Boon
                                 ----------------------
                              Title: Senior Vice President/Deputy General Man.
                              Address: c/o 77 Science Park Drive, #02-15
                                       Cintech III, Singapore Science Park,
                                       Singapore 118256


      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this 28 day of February, 1999.

                              DB UK FINANCE PLC
                              -------------------------
                              (Print name)

                              By: /s/ illegible                /s/ illegible
                                 ----------------------        -----------------
                              Title: Director                  Director
                              Address: 6 Bishopsgate, London
                                       EC2N 4DA


 [ADDITIONAL INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                SEQUENOM, INC.
                               Voting Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

    EXECUTED this ____ day of _________________, 1999.

                              MANFRED FERBER
                              -------------------------
                              (Print name)

                              By: /s/ illegible
                                 ----------------------
                              Title:
                              Address:

 [ADDITIONAL INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]